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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Patina Oil & Gas Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-77785, 333-89399 and on Form S-4, File No. 333-78291.



Denver, Colorado
February 23, 2000